Exhibit 10.15
AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
          THIS AMENDMENT (this “Amendment”) is entered into as of October 25, 2006, by and among:
     (a) Rock-Tenn Financial, Inc., a Delaware corporation (“Borrower”),
     (b) Rock-Tenn Converting Company, a Georgia corporation (“Converting”), as initial Servicer (the Servicer together with Borrower, the “Loan Parties” and each, a “Loan Party”),
     (c) Variable Funding Capital Company LLC, a Delaware limited liability company, as assignee of Blue Ridge Asset Funding Corporation (“VFCC” or a “Conduit”), and Wachovia Bank, National Association, in its capacity as liquidity provider to VFCC (together with its successor, “Wachovia” and together with VFCC, the “VFCC Group” or a “Conduit Group”),
     (d) Three Pillars Funding LLC, a Delaware limited liability company (“TPF” or a “Conduit”), and SunTrust Bank, in its capacity as liquidity provider to TPF (together with its successor, “SunTrust” and together with TPF, the “TPF Group” or a “Conduit Group”),
     (e) Wachovia Bank, National Association, in its capacity as agent for the VFCC Group (together with its successors and assigns in such capacity, the “VFCC Agent” or a “Co-Agent”), and SunTrust Capital Markets, Inc., in its capacity as agent for the TPF Group (together with its successors and assigns in such capacity, the “TPF Agent” or a “Co-Agent”), and
     (f) Wachovia Bank, National Association, in it capacity as administrative agent for the Lenders hereunder or any successor administrative agent hereunder (together with its successors and assigns hereunder, the “Administrative Agent” and together with the Co-Agents, the “Agents”), with respect to that certain Amended and Restated Credit and Security Agreement dated as of October 26, 2005, by and among the parties (the “Existing Agreement”). The Existing Agreement as amended hereby is sometimes hereinafter referred to as the “Agreement.”
          Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.
WITNESSETH:
     WHEREAS, the parties wish to modify the Existing Agreement as hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1. Amendment to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
          1.1. All references in the Existing Agreement to “Blue Ridge Asset Funding Corporation” and to “Blue Ridge” (whether alone or as part of another defined term) are hereby replaced with references to “Variable Funding Capital Company LLC” and “VFCC”, respectively.
          1.2. Section 3.1 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
     Section 3.1. CP Costs. Borrower shall pay CP Costs with respect to the principal balance of the Loans from time to time outstanding.
          1.3. Section 14.5(b) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
     (b) Each of the Lenders and each of the Agents shall maintain and shall cause each of its officers, directors, employees, investors, potential investors, credit enhancers, outside accountants, attorneys and other advisors to maintain the confidentiality of any nonpublic information with respect to the Originators and the Loan Parties, except that any of the foregoing may disclose such information (i) to any party to this Agreement, (ii) to any provider of a surety, guaranty or credit or liquidity enhancement to any Conduit, (iii) to the outside accountants, attorneys and other advisors of any Person described in clause (i) or (ii) above, (iv) to any prospective or actual assignee or participant of any of the Agents or any Lender, (v) to any rating agency who rates the Commercial Paper, to any Commercial Paper dealer, (vi) to any other entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia or SunTrust (or one of their Affiliates) acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of each of the foregoing, provided that each Person described in the foregoing clause (ii), (iii), (iv), (v) or (vi) is informed of the confidential nature of such information and, in the case of a Person described in clause (iv), agrees in writing to maintain the confidentiality of such information in accordance with this Section 14.5(b); and (vii) as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). Notwithstanding the foregoing, (x) each Conduit and its officers, directors, employees, investors, potential investors, credit enhancers, outside accountants, attorneys and other advisors shall be permitted to disclose Receivables performance information and details concerning the structure of the facility contemplated hereby in summary form and in a manner not identifying the Originators, the Borrower, the Servicer, the Parent, or the Obligors to prospective investors in Commercial Paper issued by such Conduit, and (y) the Conduits, the Agents and the Lenders shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of theirs or their respective Affiliates.

          1.4. The following new definitions are hereby inserted in Exhibit I to the Existing Agreement in their appropriate alphabetical order:
          “VFCC Commercial Paper Rate” means, for any CP Tranche Period of VFCC, a rate per annum equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which VFCC’s Related Commercial Paper outstanding during such CP Tranche Period has been or may be sold by any placement agent or commercial paper dealer selected by the VFCC Agent, plus (ii) the commissions and charges charged by such placement agent or commercial paper dealer with respect to such Related Commercial Paper, expressed as a percentage of the face amount thereof and converted to an interest-bearing equivalent rate per annum.
          1.5. Each of the following definitions in the Existing Agreement is hereby amended and restated in its entirety to read, respectively, as follows:
          “CP Costs” means:
          (A) for TPF, for each day, the sum of (i) discount or interest accrued on its Related Commercial Paper at the TPF Commercial Paper Rate on such day, plus (ii) any and all accrued commissions and fees of placement agents, dealers and issuing and paying agents incurred in respect of such Related Commercial Paper for such day; and
          (B) for VFCC, for each day, the sum of (i) discount or interest accrued on its Related Commercial Paper at the VFCC Commercial Paper Rate on such day, plus (ii) any and all accrued commissions and fees of placement agents, dealers and issuing and paying agents incurred in respect of such Related Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day.
          “Related Commercial Paper” means, for any period with respect to either Conduit, any Commercial Paper of such Conduit issued or deemed issued for purposes of financing or maintaining any Loan by such Conduit (including any discount, yield, or interest thereon) outstanding on any day during such period.
          1.6. The definition of “Pooled Commercial Paper” in Exhibit I to the Existing Agreement is hereby deleted in its entirety.
          2. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto.

          3. Miscellaneous.
          3.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms each of the Transaction Documents to which it is a party.
          3.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
          3.3. EACH OF THE COMPANIES HEREBY ACKNOWLEDGES AND AGREES THAT:
          3.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY GEORGIA STATE COURT, IN EITHER CASE SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENTS, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.
          3.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE EXISTING AGREEMENT (OR EXISTING AGREEMENTS) TO WHICH IT IS A PARTY.
          3.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
ROCK-TENN FINANCIAL, INC., as Borrower

By:	/s/ JUSTIN MARTORANA
Name: Justin Martorana
Title: Treasurer
ROCK-TENN CONVERTING COMPANY, as Servicer

By:	/s/ GREGORY L. KING
Name: Gregory L. King
Title: VP, Treasurer, and Assistant Secretary

VARIABLE FUNDING CAPITAL COMPANY LLC
BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ DOUGLAS R. WILSON, SR. Name: Douglas R. Wilson, Sr.
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Blue Ridge Agent, a Liquidity Bank and as Administrative Agent

By:	/s/ ELIZABETH R. WAGNER
Name: Elizabeth R. Wagner
Title: Managing Director

THREE PILLARS FUNDING LLC

By:	/s/ DORIS J. HEARN
Name: Doris J. Hearn
Title: Vice President

SUNTRUST CAPITAL MARKETS, INC., as TPF Agent

By:	/s/ MICHAEL G. MAZA
Name: Michael G. Maza
Title: Managing Director
SUNTRUST BANK, as TPF Liquidity Bank

By:	/s/ STACY M. LEWIS
Name: Stacy M. Lewis
Title: Vice President